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EXHIBIT 10.2


                      AMENDMENT TO SHARE EXCHANGE AGREEMENT

         THIS AMENDMENT TO THE SHARE EXCHANGE AGREEMENT, is dated as of November 8, 2001, by and among CARCORP USA, INC., fka HYDROX SALES CORP., A Delaware corporation (the "Company"); CARCORP USA, INC., a Florida corporation ("CARCORP"); and the shareholders of CARCORP listed on the signatures page (the "Sellers").

                              W I T N E S S E T H:

         WHEREAS, the Sellers own 100% of the shares of common stock of CARCORP, in the denominations as set forth opposite their respective names on Schedule I to this Agreement which shares constitute all of the issued and outstanding shares of capital stock of CARCORP (the "CARCORP Shares"); and

         WHEREAS, the Company now desires to acquire from the Sellers, and the Sellers desire to sell to the Company, all of the CARCORP Shares in exchange for the issuance by the Company of an aggregate of Fifteen Million (15,000,000) post reverse-split shares (the "Company Shares") of the Company's common stock, par value $0.001 per share (the "Company Common Stock"), on the terms and conditions set forth below; and

         WHEREAS, the Shareholders of the Company will benefit from the transactions contemplated herein, and

         NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                EXCHANGE OF SHARES IS AMENDED TO READ AS FOLLOWS:

         1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date:

                  (a) the Company shall issue and deliver to each of the Sellers the number of authorized but unissued shares of Company Common Stock set forth opposite such Seller's name set forth on Schedule I hereto, and

                  (b) each Seller agrees to deliver to the Company, the number of authorized and issued shares of Common Stock, par value $1.00 per share, of CARCORP USA, INC. set forth opposite such Seller's name on Schedule I hereto along with an appropriately executed stock power endorsed in favor of the Company; and

                  (c) the Company currently has Three Million, Eight Hundred Fifty One Thousand, Thirty Three (3,851,033) shares of its $0.001 par value post-reverse split common stock issued and outstanding. After giving effect to the exchange of shares herein, the Company shall have Eighteen Million, Eight Hundred Fifty One Thousand, Thirty Three (18,851,033) post reverse-split common stock shares issued and outstanding.



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         1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of CARCORP USA, INC. on November 8, at 1:00 P.M., or at such other place as the Company and the Sellers may agree.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment to Agreement as of the date first set forth above.




CARCORP USA, INC. fka HYDROX SALES CORP.
A Delaware Corporation


By: /s/ Michael J. DeMeo
------------------------------
MICHAEL J. DEMEO
Title: President



                                                     CARCORP USA,INC.
                                            A Florida corporation

                                            /s/ Michael J. DeMeo
                                            ------------------------------------
                                            MICHAEL J. DEMEO
                                            Title: President



                                            Sellers:




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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement as of the date first set forth above.




HYDROX SALES CORP.


By: /s/ Allen L. Burditt, II
   -----------------------------
ALLEN L. BURDITT, II
Title: President



                                            CARCORP USA,INC.

                                            /s/ Michael J. Demeo
                                            ------------------------------------
                                            MICHAEL J. DEMEO
                                            Title: President



                                            Sellers: